Organization and Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Organization and Significant Accounting Policies
Organization and Significant Accounting Policies

1. Organization and Significant Accounting Policies

Business Description

        Select Medical Corporation ("Company") was formed in December 1996 and commenced operations during February 1997 upon the completion of its first acquisition. Select Medical Holdings Corporation ("Holdings") was formed in October 2004 for the purpose of affecting a leveraged buyout of the Company, which was a publicly traded entity. On February 24, 2005, the Company merged with a subsidiary of Holdings, which resulted in the Company becoming a wholly-owned subsidiary of Holdings (the "Merger").

        The Company provides long term acute care hospital services and inpatient acute rehabilitative hospital care through its specialty hospital segment and provides physical, occupational and speech rehabilitation services through its outpatient rehabilitation segment. The Company's specialty hospital segment consists of hospitals designed to serve the needs of long term stay acute patients and hospitals designed to serve patients that require intensive medical rehabilitation care. Patients are typically admitted to the Company's specialty hospitals from general acute care hospitals. These patients have specialized needs, and serious and often complex medical conditions such as respiratory failure, neuromuscular disorders, traumatic brain and spinal cord injuries, strokes, non-healing wounds, cardiac disorders, renal disorders and cancer. The Company's outpatient rehabilitation segment consists of clinics and contract services that provide physical, occupational and speech rehabilitation services. The Company's outpatient rehabilitation patients are typically diagnosed with musculoskeletal impairments that restrict their ability to perform normal activities of daily living. The Company operated 118, 119 and 122 specialty hospitals at December 31, 2010, 2011 and 2012, respectively. At December 31, 2010, 2011 and 2012, the Company operated 944, 954, and 979 outpatient clinics, respectively. At December 31, 2010, 2011 and 2012, the Company had facilities in the District of Columbia and 41, 39 and 39 states, respectively.

Reclassifications

        Certain reclassifications have been made to prior-year amounts in order to conform to the current-year presentation.

Principles of Consolidation

        The consolidated financial statements include the accounts of the Company, its majority owned subsidiaries, limited liability companies and limited partnerships the Company and its subsidiaries control through ownership of general and limited partnership or membership interests. All significant intercompany balances and transactions are eliminated in consolidation.

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

        The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are stated at cost which approximates market value.

Accounts Receivable and Allowance for Doubtful Accounts

        The Company reports accounts receivable at estimated net realizable values. Substantially all of the Company's accounts receivable are related to providing healthcare services to patients whose costs are primarily paid by federal and state governmental authorities, managed care health plans, commercial insurance companies and workers' compensation programs. Collection of these accounts receivable is the Company's primary source of cash and is critical to its operating performance. The Company's primary collection risks relate to non-governmental payors who insure these patients and deductibles, co-payments and amounts owed by the patient. Deductibles, co-payments and amounts owed by the patient are an immaterial portion of the Company's net accounts receivable balance and accounted for approximately 0.2% of the net accounts receivable balance before doubtful accounts at both December 31, 2011 and December 31, 2012. The Company's general policy is to verify insurance coverage prior to the date of admission for a patient admitted to the Company's hospitals or in the case of the Company's outpatient rehabilitation clinics, the Company verifies insurance coverage prior to their first therapy visit. The Company's estimate for the allowance for doubtful accounts is calculated by providing a reserve allowance based upon the age of an account balance. Generally the Company has reserved as uncollectible all governmental accounts over 365 days and non-governmental accounts over 180 days from discharge. This method is monitored based on historical cash collections experience. Collections are impacted by the effectiveness of the Company's collection efforts with non-governmental payors and regulatory or administrative disruptions with the fiscal intermediaries that pay the Company's governmental receivables.

        The Company has historically collected substantially all of its third-party insured receivables (net of contractual allowances) which include receivables from governmental agencies. The Company reviews its overall reserve adequacy by monitoring historical cash collections as a percentage of net revenue less the provision for bad debts.

        Uncollected accounts are written off the balance sheet when they are turned over to an outside collection agency, or when management determines that the balance is uncollectible, whichever occurs first.

Property and Equipment

        Property and equipment are stated at cost net of accumulated depreciation. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets or the term of the lease, as appropriate. The general range of useful lives is as follows:

Leasehold improvements	5 years
Furniture and equipment	3 - 20 years
Buildings	40 years
Building Improvements	5 - 25 years
Land Improvements	2 - 25 years

        The Company reviews the realizability of long-lived assets whenever events or circumstances occur which indicate recorded costs may not be recoverable. Gains or losses related to the retirement or disposal of property and equipment are reported as a component of income from operations.

Concentration of Credit Risk

        Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash balances and trade receivables. The Company invests its excess cash with large financial institutions. The Company grants unsecured credit to its patients, most of who reside in the service area of the Company's facilities and are insured under third-party payor agreements. Because of the geographic diversity of the Company's facilities and non-governmental third-party payors, Medicare represents the Company's only significant concentration of credit risk.

Income Taxes

        Deferred tax assets and liabilities are recognized using enacted tax rates for the effect of temporary differences between the book and tax bases of recorded assets and liabilities. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax asset will not be realized. As part of the process of preparing its consolidated financial statements, the Company estimates income taxes based on its actual current tax exposure together with assessing temporary differences resulting from differing treatment of items for book and tax purposes. The Company also recognizes as deferred tax assets the future tax benefits from net operating loss carry forwards. The Company evaluates the realizability of these deferred tax assets by assessing their valuation allowances and by adjusting the amount of such allowances, if necessary. Among the factors used to assess the likelihood of realization are projections of future taxable income streams, the expected timing of the reversals of existing temporary differences, and the impact of tax planning strategies that could be implemented to avoid the potential loss of future tax benefits.

        Reserves for uncertain tax positions are established for exposure items related to various federal and state tax matters. Income tax reserves are recorded when an exposure is identified and when, in the opinion of management, it is more likely than not that a tax position will not be sustained and the amount of the liability can be estimated.

Intangible Assets

        Goodwill and certain other indefinite-lived intangible assets are not amortized, but instead are subject to periodic impairment evaluations. In performing the quantitative periodic impairment tests, the fair value of the reporting unit is compared to its carrying value, including goodwill and other intangible assets. If the carrying value exceeds the fair value, an impairment condition exists, which results in an impairment loss equal to the excess carrying value.

        To determine the fair value of its reporting units, the Company uses a discounted cash flow approach. Included in this analysis are assumptions regarding revenue growth rate, future Adjusted EBITDA margin estimates, future general and administrative expense rates and the industry's weighted average cost of capital and industry specific market comparable Adjusted EBITDA multiples. The Company also must estimate residual values at the end of the forecast period and future capital expenditure requirements. Each of these assumptions requires the Company to use its knowledge of (1) its industry, (2) its recent transactions, and (3) reasonable performance expectations for its operations. If any one of the above assumptions changes or fails to materialize, the resulting decline in the Company's estimated fair value could result in a material impairment charge to the goodwill associated with any one of the reporting units.

        Impairment tests are required to be conducted at least annually, or when events or conditions occur that might suggest a possible impairment. These events or conditions include, but are not limited to, a significant adverse change in the business environment, regulatory environment or legal factors; a current period operating or cash flow loss combined with a history of such losses or a projection of continuing losses; or a sale or disposition of a significant portion of a reporting unit. The occurrence of one of these events or conditions could significantly impact an impairment assessment, necessitating an impairment charge. For purposes of goodwill impairment assessment, the Company has defined its reporting units as specialty hospitals, outpatient rehabilitation clinics and contract therapy with goodwill having been allocated among reporting units based on the relative fair value of those divisions when the Merger occurred in 2005 and based on subsequent acquisitions and dispositions. The Company's most recent impairment assessment was completed during the fourth quarter of 2012 utilizing financial information as of October 1, 2012 and indicated that there was no impairment with respect to goodwill or other recorded intangible assets.

        Identifiable assets and liabilities acquired in connection with business combinations accounted for under the purchase method are recorded at their respective fair values. Deferred income taxes have been recorded to the extent of differences between the fair value and the tax basis of the assets acquired and liabilities assumed. Company management has allocated the intangible assets between identifiable intangibles and goodwill. At December 31, 2012, intangible assets other than goodwill consist of the values assigned to trademarks, certificates of need and accreditations. Management believes that the estimated useful lives established are reasonable based on the economic factors applicable to each of the intangible assets.

        The approximate useful life of each class of intangible assets is as follows:

Trademarks	Indefinite
Certificates of need	Indefinite
Accreditations	Indefinite

        The Company reviews the realizability of intangible assets whenever events or circumstances occur which indicate recorded amounts may not be recoverable.

        If the expected future cash flows (undiscounted) are less than the carrying amount of such assets, the Company recognizes an impairment loss for the difference between the carrying amount of the assets and their estimated fair value.

Due to Third-Party Payors

        Due to third-party payors represents the difference between amounts received under interim payment plans from Medicare and Medicaid for services rendered and amounts estimated to be reimbursed by those third-party payors upon settlement of cost reports.

Insurance Risk Programs

        Under a number of the Company's insurance programs, which include the Company's employee health insurance program, its workers' compensation, professional liability insurance programs and certain components under its property and casualty insurance program, the Company is liable for a portion of its losses. In these situations the Company accrues for its losses under an occurrence-based approach whereby the Company estimates the losses that will be incurred in a respective accounting period and accrues that estimated liability. Where the Company has substantial exposure, actuarial methods are utilized in estimating the losses. In cases where the Company has minimal exposure, losses are estimated by analyzing historical trends. These programs are monitored quarterly and estimates are revised as necessary to take into account additional information. Provisions for losses for professional liability risks retained by the Company at December 31, 2011 and 2012 have been discounted at 3%. At December 31, 2011 and 2012 respectively, the Company had recorded a liability of $85.7 million and $92.5 million related to these programs. If the Company did not discount the provisions for losses for professional liability risks, the aggregate liability for all of the insurance risk programs would be approximately $88.6 million and $95.6 million at December 31, 2011 and 2012, respectively.

Equity Method Investments

        Investments in equity method investees are accounted for using the equity method based upon the level of ownership and/or the Company's ability to exercise significant influence over the operating and financial policies of the investee. Investments of this nature are recorded at original cost and adjusted periodically to recognize the Company's proportionate share of the investees' net income or losses after the date of investment. When net losses from an investment accounted for under the equity method exceeds its carrying amount, the investment balance is reduced to zero. The Company resumes accounting for the investment under the equity method if the entity subsequently reports net income and the Company's share of that net income exceeds the share of the net losses not recognized during the period the equity method was suspended. Investments are written down only when there is clear evidence that a decline in value that is other than temporary has occurred. The Company evaluates its investments in companies accounted for using the equity method for impairment when there is evidence or indicators that a decrease in value may be other than temporary.

Non-Controlling Interests

        The interests held by other parties in subsidiaries, limited liability companies and limited partnerships owned and controlled by the Company are reported as either redeemable non-controlling interests outside of stockholders' equity or as non-controlling interests in the stockholders' equity section of the consolidated balance sheets. The minority ownership interests that are reflected as redeemable non-controlling interests on our consolidated balance sheets consist of those outside owners that have certain "put rights," that are currently exercisable, and that, if exercised, require us to purchase the minority member's interest. Those redeemable non-controlling interests that are currently redeemable or considered probable of becoming redeemable have been adjusted to their approximate redemption values. As of December 31, 2011 and December 31, 2012, we believe the redemption values of the non-controlling ownership interests approximates the fair value of those interests classified as redeemable non-controlling interests. The non-controlling interests' balances reported in the stockholders' equity section of our consolidated balance sheets were $26.7 million and $28.4 million as of December 31, 2011 and December 31, 2012, respectively.

        Net income attributable to non-controlling interests was $4.7 million, $4.9 million and $5.7 million for the years ended December 31, 2010, December 31, 2011, and December 31, 2012, respectively. Non-controlling interests reported in the consolidated statement of operations and comprehensive income reflect the respective interests in the income or loss of the subsidiaries, attributable to the other parties, the effect of which is removed from the Company's consolidated statement of operations and comprehensive income.

        During 2012, the amounts related to redeemable non-controlling interests have been reclassified on the consolidated balance sheets at December 31, 2011 and the consolidated statement of changes in equity and income for the years ended December 31, 2010 and December 31, 2011 from non-controlling interests to redeemable non-controlling interests. The redeemable non-controlling interests' balances reported on our consolidated balance sheets were $9.0 million and $10.8 million as of December 31, 2011 and December 31, 2012, respectively.

Revenue Recognition

        Net operating revenues consists primarily of patient service revenues and revenues generated from therapy services provided to healthcare institutions under contractual arrangements and are recognized as services are rendered.

        Patient service revenue is reported net of provisions for contractual allowances from third-party payors and patients. The Company has agreements with third-party payors that provide for payments to the Company at amounts different from its established billing rates. The differences between the estimated program reimbursement rates and the standard billing rates are accounted for as contractual adjustments, which are deducted from gross revenues to arrive at net operating revenues. Payment arrangements include prospectively determined rates per discharge, reimbursed costs, discounted charges, per diem and per visit payments. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in future periods as final settlements are determined. Accounts receivable resulting from such payment arrangements are recorded net of contractual allowances.

        A significant portion of the Company's net operating revenues are generated directly from the Medicare program. Net operating revenues generated directly from the Medicare program represented approximately 47%, 48% and 47% of the Company's net operating revenues for the years ended December 31, 2010, 2011 and 2012, respectively. Approximately 32% and 29% of the Company's accounts receivable (after allowances for contractual adjustments but before doubtful accounts) at December 31, 2011 and 2012, respectively, are from this payor source. As a provider of services to the Medicare program, the Company is subject to extensive regulations. The inability of any of the Company's specialty hospitals or clinics to comply with regulations can result in significant changes in that specialty hospital's or clinic's net operating revenues generated from the Medicare program.

        Revenues generated under contractual arrangements are comprised primarily of billings for services rendered to nursing homes, hospitals, schools and other third parties.

Fair Value Measurements

        The Company measures interest rate swap agreements at fair value at each balance sheet date. The Company determines the fair value of interest rate swap agreements based on financial models that consider current and future market interest rates and adjustments for non-performance risk. The Company considers those inputs utilized in the valuation process to be Level 2 in the fair value hierarchy. Level 2 in the fair value hierarchy is defined as inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active. The Company's last interest rate swap agreement matured on November 22, 2010.

Financial Instruments and Hedging

        The Company has in the past entered into interest rate swap agreements to manage interest rate risk on a portion of its long-term borrowings. Interest rate swap agreements were limited in use and not entered into for speculative purposes. All interest rate swap agreements were recognized at fair value on the balance sheet. The effective portion of gains or losses on interest rate swap agreements designated as hedges, were initially deferred in stockholders' equity as a component of other comprehensive income. These deferred gains or losses were subsequently reclassified into earnings as an adjustment to interest expense over the same period in which the related interest payments being hedged are recognized in expense. The ineffective portion of changes in fair value of the interest rate swap agreements were immediately recognized in the other income and expense section of the consolidated statement of operations.

Stock Based Compensation

        The Company measures the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognizes the costs in the financial statements over the period during which employees are required to provide services. Share-based compensation arrangements comprise both stock options and restricted share plans. Employee stock options are valued using the Black-Scholes option valuation method which uses assumptions that relate to the expected volatility of the Company's common stock, the expected dividend yield of the Company's stock, the expected life of the options and the risk free interest rate. Such compensation amounts, if any, are amortized over the respective vesting periods or periods of service of the option grant. The Company values restricted stock grants by using the public market price of its stock on the date of grant.

Recent Accounting Pronouncements

        In July 2012, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," ("Update 2012-02"). In accordance with Update 2012-02, an entity has the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying value. If the entity determines that it is more likely than not that the fair value of the indefinite-lived intangible asset is less than the carrying value, the entity will be required to perform the quantitative impairment test. Update 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. However, early adoption is permitted. Update 2012-02 will not have an impact on the Company's consolidated financial statements.

        In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income (Topic 220)—Presentation of Comprehensive Income" ("Update 2011-05") that improves the comparability, consistency and transparency of financial reporting and increases the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Update 2011-05 requires that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Under either method, adjustments must be displayed for items that are reclassified from other comprehensive income ("OCI") to net income, in both net income and OCI. Update 2011-05 does not change the current option for presenting components of OCI gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which OCI is presented or disclosed in the notes to the financial statements. Additionally, Update 2011-05 does not affect the calculation or reporting of earnings per share. Update 2011-05 was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and is to be applied retrospectively. With the adoption of Update 2011-05, the Company opted to change its presentation of its components of other comprehensive income to a single continuous statement of operations and other comprehensive income.